EXHIBIT 10.1


       FINANCIAL OFFICERAPPLIED VOICE RECOGNITION, INC., D/B/A E-DOCS.NET

                                AND GREENWICH, AG

                            SERIES E PREFERRED STOCK
                                   AND WARRANT
                               PURCHASE AGREEMENT


                               ------------------

                                 AUGUST 18, 1999
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                                TABLE OF CONTENTS
                                                                            PAGE


1.  Purchase and Sale of Stock............................................    1

   1.1  Sale and Issuance of Series E Preferred Stock and Common
          Stock Purchase Warrants.........................................    1

   1.2  Closing...........................................................    1



2.  Representations and Warranties of the Company.........................    2

   2.1  Organization; Good Standing; Qualification........................    2

   2.2  Authorization.....................................................    2

   2.3  Valid Issuance of Subject Stock...................................    2

   2.4  Compliance with Securities Exchange Act of 1934...................    3

   2.5  Governmental Consents.............................................    3

   2.6  Capitalization and Voting Rights..................................    3

   2.7  Subsidiaries......................................................    4

   2.8  Contracts and Other Commitments...................................    4

   2.9  Related-Party Transactions........................................    4

   2.10 Registration Rights...............................................    5

   2.11 Permits...........................................................    5

   2.12 Compliance with Other Instruments.................................    5

   2.13 Litigation........................................................    5

   2.14 Disclosure........................................................    6

   2.15 Offering..........................................................    6

   2.16 Title to Property and Assets; Leases..............................    6

   2.17 Financial Statements..............................................    6

   2.18 Changes...........................................................    7

   2.19 Patents and Trademarks............................................    8

   2.20 Employees; Employee Compensation..................................    9

   2.21 Proprietary Information and Inventions Agreements.................    9

   2.22 Tax Returns, Payments, and Elections..............................    9

   2.23 Insurance.........................................................   10

   2.24 Environmental and Safety Laws.....................................   10

   2.25 Minute Books......................................................   10

   2.26 Real Property Holding Corporation.................................   10
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   2.27 Payments..........................................................   10

   2.28 No Brokers or Finders.............................................   10



3.  Representations and Warranties of the Investors.......................   10

   3.1  Authorization.....................................................   10

   3.2  Purchase Entirely for Own Account.................................   11

   3.3  Reliance Upon Investor's Representations..........................   11

   3.4  Receipt of Information............................................   11

   3.5  Investment Experience.............................................   11

   3.6  Accredited Investor...............................................   12

   3.7  Restricted Securities.............................................   13

   3.8  Legends...........................................................   13

   3.9  Public Sale.......................................................   14

   3.10 Foreign Investor..................................................   14



4.  Conditions of Investor's Obligations at Closing.......................   14

   4.1  Representations and Warranties....................................   14

   4.2  Performance.......................................................   14

   4.3  Compliance Certificate............................................   14

   4.4  Qualifications....................................................   14

   4.5  Proceedings and Documents.........................................   14

   4.6  Bylaws............................................................   15

   4.7  Board of Directors................................................   15

   4.8  Opinion of Company Counsel........................................   15

   4.9  Registration Rights Agreement.....................................   15



5.  Conditions of the Company's Obligations at Closing....................   15

   5.1  Representations and Warranties....................................   15

   5.2  Qualifications....................................................   15
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6.  Convenants............................................................   15

   6.1  Reservation of Shares.............................................   15

   6.2  Delivery of Financial Statements..................................   15

   6.3  Inspection........................................................   16

   6.4  Election of Daniel Dornier as a Director..........................   16



7.  Miscellaneous.........................................................   17

   7.1  Entire Agreement..................................................   17

   7.2  Survival of Warranties............................................   17

   7.3  Successors and Assigns............................................   17

   7.4  Governing Law.....................................................   17

   7.5  Counterparts......................................................   17

   7.6  Titles and Subtitles..............................................   17

   7.7  Notices...........................................................   17

   7.8  Finder's Fees.....................................................   17

   7.9  Expenses..........................................................   18

   7.10 Attorneys'Fees....................................................   18

   7.11 Amendments and Waivers............................................   18

   7.12 Severability......................................................   19
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        SCHEDULE A  List of Investors and Shares to be Purchased...   Schedule A
        SCHEDULE B  List of Exceptions.............................   Schedule B

        EXHIBIT "A"  Certificate of Designation of Series E
                       Preferred Stock....................................   A-1
        EXHIBIT "B"  Form of Warrant......................................   B-1
        EXHIBIT "C"  Form of Legal Opinion................................   C-1
        EXHIBIT "D"  Registration Rights Agreement........................   D-1

                APPLIED VOICE RECOGNITION, INC., D/B/A E-DOCS.NET
                                AND GREENWICH, AG
                            SERIES E PREFERRED STOCK
                                   AND WARRANT
                               PURCHASE AGREEMENT


            THIS SERIES E PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of the 18 day of August, 1999 (the "Effective Date"), by and between APPLIED VOICE RECOGNITION, INC., a Delaware corporation doing business as e-DOCS.net (the "Company"), and each of the investor(s) described on the signature page attached hereto (referred to herein from time to time collectively, whether one or more, as the "Investors" and separately as each "Investor").

            THE PARTIES HEREBY AGREE AS FOLLOWS:

      1. PURCHASE AND SALE OF STOCK.

         1.1 SALE AND ISSUANCE OF SERIES E PREFERRED STOCK AND COMMON STOCK PURCHASE WARRANTS.

                  (i) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) a Certificate of Designation of the Rights, Preferences and Limitations of Series E Preferred Stock in the form attached hereto as EXHIBIT "A" (the "Certificate of Designation").

                  (ii) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Investor, at the Closing (a) that number of shares of the Company's Series E Preferred Stock set forth opposite each Investor's name on SCHEDULE A attached hereto at a price of $1,000.00 per share, and (b) a Warrant in the form of EXHIBIT "B" (individually a "Warrant" and collectively, the "Warrants") to purchase that number of shares of the Company's Common Stock (as defined in Section 2.6(ii)) set forth opposite each Investor's name on SCHEDULE A for no additional consideration.

         1.2 CLOSING. The purchase and sale of (a) an aggregate of 2,000 shares of the Company's Series E Preferred Stock, (the "Subject Stock"), and (b) Warrants for the purchase of an aggregate of 400,000 shares of the Company's Common Stock, shall take place at the offices of Boyar, Simon & Miller, P.C., Houston, Texas, at 10:00 a.m., on August 16, 1999, or at such other time and place as the Company and Investors shall mutually agree, either orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor (i) a Warrant in the form attached hereto as EXHIBIT "B" to purchase such number of shares of the Company's Common Stock set forth opposite each Investor's name on SCHEDULE A, and (ii) a certificate representing the shares of Subject Stock that such Investor is purchasing against payment of the purchase price therefor by wire transfer to the bank account designated by the Company or such other form of payment as shall be mutually agreed upon by Investor and the Company. Notwithstanding the foregoing, the

Company acknowledges that $509,000 of the purchase price required hereby from Greenwich, AG ("Greenwich") shall be paid through the conversion of that certain Convertible Promissory Note of the Company to Greenwich, dated July 20, 1999, in the original principal amount of $500,000.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions attached hereto as SCHEDULE B, a copy of which has been furnished to each Investor, specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

         2.1 ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, the Registration Rights Agreement (in the form attached hereto as EXHIBIT "D") and any other agreement to which the Company is a party and the execution and delivery of which is contemplated hereby (which other agreements and the Registration Rights Agreement are referred to herein collectively as the "Ancillary Agreements"), to issue and sell the Subject Stock and the Common Stock issuable upon the conversion thereof, to issue the Warrants, and to carry out the provisions of this Agreement, the Warrants, the Certificate of Designation and any Ancillary Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

         2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Agreement and any Ancillary Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, issuance (or reservation for issuance), sale, and delivery of the Subject Stock being sold hereunder, the Common Stock issuable upon conversion thereof, and the Warrants has been taken or will be taken prior to the Closing, and this Agreement, the issuance and delivery of the Warrants and the execution and delivery of any Ancillary Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         2.3 VALID ISSUANCE OF SUBJECT STOCK. The Subject Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws and will not subject the holders thereof to personal liability by reason of being such holder. The Common Stock issuable upon conversion of the Subject Stock purchased under this Agreement (based on an initial conversion price of $1.00 per share) as well as the Common Stock issuable upon exercise of the Warrants, has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designation or the Warrants, as applicable, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws, and will not subject the holders thereof to personal liability by reason of being such holders.

         2.4 COMPLIANCE WITH SECURITIES EXCHANGE ACT OF 1934. The Company is in full compliance with all reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company's Common Stock is quoted on the Nasdaq Over-the-Counter Bulletin Board (trading symbol "EDOC").

         2.5 GOVERNMENTAL CONSENTS. No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Subject Stock by the Company or the issuance of Common Stock upon conversion of the Subject Stock, except (i) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, and (ii) such filings as have been made prior to the Closing, except that any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

         2.6 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist prior to the Closing, of:

            (i) PREFERRED STOCK. 2,000,000 shares of Preferred Stock, par value $0.10 (the "Preferred Stock"), 312,500 of which shares have been designated Series A Preferred Stock, of which 186,500 are issued and outstanding, 3,000 of which have been designated Series B Preferred Stock of which 1,817 are issued and outstanding, 231,788 of which have been designated Series C Preferred Stock of which 153,538 are issued and outstanding, 5,000 of which have been designated Series D Preferred Stock of which 5,000 are issued and outstanding, 2,000 of which have been designated Series 1 Preferred Stock of which none are issued and outstanding, and 250,000 of which have been designated Series 2 Preferred Stock of which none are issued and outstanding, 5,000 of which have been designated Series E Preferred Stock, up to all of which may be sold pursuant to this Agreement or in a subsequent sale that is substantially along the terms contained in this Agreement, as this Agreement is amended from time to time. The rights, privileges and preferences of the Series E Preferred Stock will be as stated in the Certificate of Designation.

            (ii) COMMON STOCK. 50,000,000 shares of common stock ("Common Stock"), par value $.001, of which 16,555,340 shares are issued and outstanding.

            (iii) The outstanding shares of Series A, B, C, D, E, 1 and 2 Preferred Stock and Common Stock have been issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

            (iv) Except for (A) the conversion privileges of the Series A, B, C, D, E, 1 and 2 Preferred Stock, (B) currently outstanding options to purchase 2,573,052 shares of Common Stock granted to employees pursuant to the Company's 1997 Incentive Plan (the "Option Plan"), (C) additional warrants and options to purchase an aggregate of 6,682,644 shares of Common Stock, (D) shares issuable upon exercise of the Warrants issued pursuant to this Agreement, and (E) options to purchase 1,500,000 shares of Common Stock contractually committed to Eric Black but not officially granted, there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 426,948 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plan. The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         2.7 SUBSIDIARIES. Except as for the entities set forth on the Schedule of Exceptions, the Company does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

         2.8 CONTRACTS AND OTHER COMMITMENTS. The Company does not have any contract, agreement, lease, commitment or proposed transaction, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $100,000, and do not extend for more than one (1) year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than thirty (30) days notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this section, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the acquisition or disposition of the Company's technology, shall not be considered to be contracts entered into in the ordinary course of business.

         2.9 RELATED-PARTY TRANSACTIONS. No employee, officer, or director of the Company or member of his or her immediate family thereof is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the

Company. To the best of the Company's knowledge, no officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company.

         2.10 REGISTRATION RIGHTS. Except as set forth on the Schedule of Exceptions, the Company is not obligated to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

         2.11 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         2.12 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default in any material respect of any provision of its Certificate of Incorporation as amended, or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company. The execution, delivery and performance by the Company of this Agreement, any Ancillary Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

         2.13 LITIGATION. There is no action, suit, proceeding or investigation pending or to the knowledge of the Company currently threatened against the Company that questions the validity of this Agreement or any Ancillary Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business properties, prospects or financial condition of the Company, or in any material change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers, or negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company is not a party to, or to the best of its knowledge, named in any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

         2.14 DISCLOSURE. The Company has provided each Investor with all the information reasonably available to it without undue expense that such Investor has requested for deciding whether to purchase the Subject Stock and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. To the best of the Company's knowledge after reasonable investigation, neither this Agreement nor any other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

         2.15 OFFERING. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Subject Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         2.16 TITLE TO PROPERTY AND ASSETS; LEASES. Except (a) as reflected in the Financial Statements (defined in Section 2.17), (b) for liens for current taxes not yet delinquent, (c) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (d) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation, or
(e) for minor defects in title, none of which, individually or in the aggregate materially interferes with the use of such property, the Company owns its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses
(a)-(e) above.

         2.17 FINANCIAL STATEMENTS. The Company has delivered to each Investor its audited financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of changes in financial position including notes thereto) at December 31, 1998 and for the fiscal year then ended and its unaudited financial statements (balance sheet and profit and loss statement including notes thereto) as at and for the six (6) month period ended June 30, 1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         2.18 CHANGES. To the best of the Company's knowledge, since June 30, 1999, there has not been:

            (i) Any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse.

            (ii) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

            (iii) Any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

            (iv) Any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

            (v) Any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

            (vi) Any material change in any compensation arrangement or agreement with any employee, officer, director, or stockholder;

            (vii) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

            (viii) Any resignation or termination of employment of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

            (ix) Receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

            (x) Any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

            (xi) Any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

            (xii) Any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

            (xiii) To the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted); or

            (xiv) Any agreement or commitment by the Company to do any of the things described in this Section 2.18.

         2.19 PATENTS AND TRADEMARKS. To the best of its knowledge (but without having conducted any special investigation or patent search) the Company owns or possesses sufficient legal rights to all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted. The Company has not received notice that any of its intellectual property conflicts with or infringes on the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. Except for agreements with its own employees or consultants, substantially in the form referenced in Section 2.20 below, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

         2.20 EMPLOYEES; EMPLOYEE COMPENSATION. To the best of the knowledge of the Company, there is no strike, or labor dispute or union organization activities pending or threatened between the Company and its employees. None of the Company's employees belongs to any union or collective bargaining unit. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment. To the best of the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement or other contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company or to the utilization by the employee of his best efforts with respect to such business. Except for those agreements listed on the Schedule of Exceptions, the Company is not party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Except for those employees listed on the Schedule of Exceptions with whom the Company has entered into written employment agreements and subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

         2.21 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each managerial and technical employee and officer of the Company has executed an agreement with the Company with respect to proprietary information and inventions substantially in the form or forms that have been delivered to special counsel for the Investors.

         2.22 TAX RETURNS, PAYMENTS, AND ELECTIONS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 341(f) of Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the business, properties, prospects or financial condition of the Company. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has in all material respects withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

         2.23 INSURANCE. The Company has in full force and effect fire and casualty insurance policies sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect term life insurance, payable to the Company, on the life of Timothy J. Connolly in the amount of $1,000,000. The Company has in full force and effect products liability insurance in amounts customary for companies similarly situated.

         2.24 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

         2.25 MINUTE BOOKS. The minute books of the Company contain minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the time of incorporation and reflect all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

         2.26 REAL PROPERTY HOLDING CORPORATION. The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

         2.27 PAYMENTS. Neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, including but not limited to the Foreign Corrupt Practices Act.

         2.28 NO BROKERS OR FINDERS. No individual or entity has or will have, as a result of the transactions contemplated by this Agreement or the Ancillary Agreements, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any agent of the Company. The Company agrees to indemnify and hold Greenwich harmless against any such commissions, fees or other compensation payable by the Company in connection with the transactions contemplated under this Agreement or the Ancillary Agreements.

      3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants to the Company that:

         3.1 AUTHORIZATION. Investor has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of Investor.

         3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Subject Stock and the Warrants to be purchased by such Investor and the Common Stock issuable upon conversion or exercise thereof, respectively, (collectively, the "Securities") will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         3.3 RELIANCE UPON INVESTOR'S REPRESENTATIONS. Investor understands that the Subject Stock and the Warrants are not, and the Common Stock acquired on conversion or exercise thereof, respectively, at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein. Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, Investor has in mind merely acquiring shares of the Subject Stock or the Warrant with a present intention to sell those securities in the near future.

         3.4 RECEIPT OF INFORMATION. Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Subject Stock. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Subject Stock, the Warrant and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of Investor to rely thereon.

         3.5 INVESTMENT EXPERIENCE. Investor represents that Investor is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Subject Stock and the Warrant. Investor also represents Investor has not been organized for the sole purpose of acquiring the Subject Stock or the Warrant.

         3.6 ACCREDITED INVESTOR.

            (i) The term "Accredited Investor" as used herein refers to a person or entity who:

                (A) Is a director or executive officer of the Company;

                (B) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; Employee Benefit Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                (C) Any private business development company as defined in
      Section 202(a)(22) of the Investment Advisers Act of 1940;

                (D) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                (E) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase exceeds $1,000,000;

                (F) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                (G) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment; or

                (H) Any entity in which all of the equity owners are Accredited Investors.

               As used in this Section 3.6(i), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Section 3.6(i), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

            (ii) Investor as to itself severally and not jointly further represents to the Company that Investor is an Accredited Investor.

         3.7 RESTRICTED SECURITIES. Investor understands that the Subject Stock and the Warrant (and any Common Stock issued on conversion or exercise thereof, respectively) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Subject Stock and/or the Warrant (or any Common Stock issued on conversion or exercise thereof, respectively) or an available exemption from registration under the Securities Act, the Subject Stock and the Warrant (and any Common Stock issued upon conversion or exercise thereof, respectively) must be held indefinitely. In particular, Investor is aware that the Subject Stock (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company.

         3.8 LEGENDS. To the extent applicable, each certificate or other document evidencing any of the Subject Stock or the Warrants or any Common Stock issued upon conversion or exercise thereof, respectively, shall be endorsed with the legends set forth below, and each Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
        UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
         SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN
        EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH
         RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS
                             RECEIVED AN OPINION OF

         COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         3.9 PUBLIC SALE. Each Investor agrees not to make, without the prior written consent of the Company, any sale, offer for sale, pledge, hypothecation or to otherwise dispose of, directly or indirectly, of any of the Subject Stock, the Warrants or any Common Stock issued upon the conversion or exercise thereof, respectively, until six months after the Closing of the sale of such Subject Stock and the Warrant to Investor by the Company and such restriction shall apply to any and all purchases of Subject Stock and the Warrants and Common Stock.

         3.10 FOREIGN INVESTOR. To the extent that Investor is not a U.S. person or entity, Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Subject Stock and the Warrant or any use of this Agreement, including (i) the legal requirements within Investor's jurisdiction for the purchase of the Subject Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents which may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale or transfer of the Subject Stock. Investor's subscription and payment for, and its continued beneficial ownership of the Subject Stock will not violate any applicable securities or other laws of its jurisdiction.

      4. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of Investor under Section 1.1(ii) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against Investor unless Investor consents in writing thereto:

         4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         4.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2, 4.4, 4.6, 4.7 and 4.9 have been fulfilled.

         4.4 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Subject Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         4.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor's special counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

         4.6 BYLAWS. Section 2.2 of the Bylaws of the Company shall provide that the authorized number of directors of the Company shall not be more than twelve
(12). The Certificate of Designation shall provide that the Bylaws shall not be amended without the approval of the holders of not less than a majority of the Subject Stock.

         4.7 BOARD OF DIRECTORS. The directors of the Company shall be Timothy
J. Connolly, Janet E. Carson, H. Russel Douglas, Michael J. Wilson, J. William Boyar, Raymond Betz, Daniel Dornier, Jo Lernout, Thomas Denys, James S. Cochran, M.D. and N. Rudy Garza.

         4.8 OPINION OF COMPANY COUNSEL. Investor shall have received from Boyar, Simon & Miller, P.C., counsel for the Company, an opinion, dated the date of the Closing, in form attached hereto as EXHIBIT " C ".

         4.9 REGISTRATION RIGHTS AGREEMENT. The Company and all of the Investors shall have executed the Registration Rights Agreement.

      5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         5.2 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Subject Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      6. CONVENANTS

         6.1 RESERVATION OF SHARES. From the date hereof until such time as there are no shares of the Subject Stock outstanding, the Company shall take all necessary corporate action to maintain, or increase when and if necessary, a sufficient number of authorized and unissued shares of Common Stock to allow the exercise of the Warrants and the conversion of all outstanding Subject Stock at its then current conversion price.

         6.2 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to the Investors so long as they collectively hold a minimum of 500 shares (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) of Subject Stock:

            (i) as soon as practicable, but in any event no later than 135 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, audited by independent public accountants selected by the Company;

            (ii) as soon as practicable, but in any event no later than 135 days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

            (iii) within (21) days after the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail; and

            (iv) as soon as practicable, but in any event no later than sixty
(60) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including budgeted balance sheets and sources and applications of funds statements for such months and, as soon as reasonably practicable after having been prepared, any other budgets or revised budgets prepared by the Company.

         6.3 INSPECTION. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times during the Company's normal business hours as may be requested by such Investor and without unreasonably disrupting the Company; PROVIDED, HOWEVER, that the Company shall not be obligated pursuant to this Section 6.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         6.4 ELECTION OF DANIEL DORNIER AS A DIRECTOR. As long as Daniel Dornier or any Affiliate (as hereafter defined) of Daniel Dornier shall own at least five percent of the outstanding shares of Common Stock of the Company and Daniel Dornier has not declined to serve on the Board of Directors of the Company, the Company agrees that it will use its best efforts to have Daniel Dornier elected to the Board of Directors of the Company. In calculating the number of outstanding shares of Common Stock of the Company, as well as the number of outstanding shares of Common Stock of the Company owned by Daniel Dornier or an Affiliate of Daniel Dornier, all outstanding shares of Preferred Stock that are convertible into Common Stock shall be treated as if they were converted into Common Stock of the Company. For purposes hereof, Affiliate shall mean Greenwich as well as any person who controls, is controlled by or is under common control with Daniel Dornier, or the spouse or children (or a trust exclusively for the benefit of the spouse and/or children) of Daniel Dornier.

      7. MISCELLANEOUS.

         7.1 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         7.2 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of the Subject Stock or the Warrants sold hereunder or any Common Stock issued upon conversion or exercise thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE AS APPLIED TO AGREEMENTS AMONG DELAWARE RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN DELAWARE.

         7.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.7 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         7.8 FINDER'S FEES. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction.

            (i) Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee

(and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible.

            (ii) The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         7.9 EXPENSES. Irrespective of whether the Closing is effected, each of the Company and each Investor shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, except that the Company shall, at the Closing, reimburse the reasonable fees and expenses of counsel for Greenwich, in an amount not to exceed $5,000.

         7.10 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Certificate of Designation, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         7.11 AMENDMENTS AND WAIVERS.

               (a) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than 66-2/3% of the Common Stock that have been issued or are issuable upon conversion of the Subject Stock (excluding any shares of such Common Stock that has been sold by the applicable Investor). Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including Securities into which such Securities have been converted), each future holder of all such Securities, and the Company.

               (b) The parties contemplate that the Company will issue additional shares of Series E Preferred Stock to other investors pursuant to one or more agreements that are substantially similar to this Agreement. In the event the Company proposes to issue such additional shares, the Investors agree that they will cooperate with the Company in amending this Agreement and any additional documents contemplated by this Agreement, including (but not limited to) the Warrant, the Registration Rights Agreement and the Certificate of Designation, such that each of the foregoing documents are similar in all material respects to the documents executed by or that are for the benefit of any new investors; provided, however, the Investors shall have no obligation to agree to any such amendments that would, in the exercise of the Investors reasonable discretion, contain language different from that contained in the existing documents that was to the detriment of the Investors.

         7.12 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                           COMPANY:

                           APPLIED VOICE RECOGNITION, INC.


                           By: /s/ RICHARD A. CABRERA
                                   Richard A. Cabrera, Chief Financial Officer

                           4615 Post Oak Place, Suite 111
                           Houston, Texas  77027
                           Telephone: (713) 621-5678
                           Telecopier: (713) 621-5870


                           INVESTORS:


                           GREENWICH, AG


                           By: /s/DANIEL DORNIER
                                  Daniel Dornier, Chief Executive Officer

                           Neuer Wall 32
                           20354 Hamburg, Germany
                           Telephone:  (203) 552-5214
                           Telecopier:  (203) 552-5213


                   Signature Page to Series E Preferred Stock
                         and Warrant Purchase Agreement

                                  PURCHASE FORM


        The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by said Warrant for, and to purchase thereunder, ________ shares of Common Stock, $0.001 par value per share, of Applied Voice Recognition, Inc., d/b/a e-DOCS.net and herewith makes payment of $___________ in cash therefor and requests that the certificates for such shares be issued in the name of __________________________________ and delivered to _________________________________________________________________,
whose address is _____________________________________________________ and, if
such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.


Dated: ________________________                _________________________________

                                               Name: ___________________________

                                               Title: __________________________


                                               Address: ________________________

                                                        ________________________

                                                        ________________________

                                               Social Security
                                               or Tax I.D. No. _________________

                               ASSIGNMENT IN FULL


        FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto _______________________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _________________________, attorney, to transfer the said Warrant on the books of the within named Company.


Dated: ________________________                _________________________________

                                               _________________________________

                                               Address: ________________________

                                                        ________________________

                                                        ________________________

                                               Social Security
                                               or Tax I.D. No. _________________

                               PARTIAL ASSIGNMENT


        FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto ________________________________ a portion of the within Warrant and the rights evidenced thereby, TO WIT: the right to purchase ______ shares of Common Stock of _____________________________________________
and does irrevocably constitute and appoint
____________________________________, attorney, to transfer to such extent the said Warrant on the books of the within named Corporation.


Dated: ________________________                _________________________________

                                               _________________________________

                                               Address: ________________________

                                                        ________________________

                                                        ________________________

                                               Social Security
                                               or Tax I.D. No. _________________